UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2008

HEARTWARE LIMITED
(Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Australia
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +61 2 9238 2064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 12, 2008, HeartWare Limited (ASX:HTW) announced, via an Australian Securities Exchange announcement (“ASX Announcement”), that it will be participating in the Canaccord Adams Global Growth Conference, to be held in Boston from 12th – 14th August 2008.

Doug Godshall, President and Chief Executive Officer, will present a company update at 9:30am on Wednesday 13th August 2008.

A webcast of the presentation will be available through the conference website at http://www.corporate-ir.net/ireye/conflobby.zhtml?ticker=HTW.AX&item_id=1887733 or through the HeartWare website at www.heartware.com.

A copy of the ASX Announcement and Corporate Presentation are attached as exhibits.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 HeartWare Limited ASX Announcement, dated August 12, 2008.

Exhibit 99.2 HeartWare Limited August 2008 Corporate Update Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited

Date: August 12, 2008	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer